PROMISSORY NOTE

Due Date: 1/24/15

Dated as of 12/24/14

FOR VALUE RECEIVED, CEN BioTech a division of Creative Edge Nutrition, Inc., a Nevada Based Company ("Company"), hereby promises to pay to the order of Bill Chaaban, an individual ("Lender"), or such other person as may be designated by Lender to Company in writing, the aggregate principal amount of up to $113348.22, together with interest on the unpaid principal amount, upon the terms and conditions set forth in this promissory note ("Note").

1. Draw Down. The Company may, subject in each instance to Lender's satisfaction of Company's financial condition, draw upon amounts up to $113348.22, which shall be made available by Lender until the Due Date set forth above, for use as operating capital and for general corporate purposes (the outstanding drawn down amounts referred as "Principal"). For clarification purposes, the outstanding Principal as of the date hereof is December 24, 2014 and interest shall be deemed to have accrued on such outstanding amount beginning on December 24, 2014 ("Date of First Funding").

2. Payment Terms. Payment can be made at anytime, company shall make a payment to Lender equal to the interest on the Principal then outstanding that has accrued since the date of the last payment made by Company (or in the case of the first payment, since the Date of First Funding). On the Due Date, Company shall make a final payment to Lender in an amount equal to the Principal balance then outstanding and any accrued but unpaid interest. All payments pursuant to this Note shall be made in lawful money of the United States of America. For the avoidance of doubt, Payment shall be credited first to any past due interest payments, then any interest payment due at the time of such payment, and then to any Principal that is outstanding at the time of such payment, subject to the early payment provisions set forth below.

3. Interest. Interest on the outstanding portion of Principal of this Note shall accrue at a rate of Ten percent (10%) per annum.

4. Events of Default; Remedies.

4.1. Events of Default. The following shall constitute events of default (collectively "Events of Default" and individually an "Event of Default"):

(i) Company fails to pay when due any Principal or interest.

(ii) The occurrence of any of the following events with respect to Company: (A) the making of an assignment for the benefit of creditors; (B) the appointment of a receiver or trustee for all or any substantial portion of Company's assets; or (C) the commencement of proceedings in bankruptcy or any other proceedings for arrangement or reorganization of Company's debts under any state or federal law, whether instituted by or against it.

4.2. Remedies. Upon the occurrence of an Event of Default, Company shall pay on demand the then outstanding Principal and accrued interest thereon, and all costs of collection, legal expenses, and reasonable attorneys' fees incurred or paid by Lender in collecting.or enforcing this Note or the note holder may have his payment in stock at a 50% discount to market.

5. No Waiver in Certain Circumstances. No course of dealing of Lender nor any failure or delay by Lender to exercise any right, power, or privilege under this Note shall operate as a waiver and any single or partial exercise of any such right, power, or privilege shall not preclude any later exercise or any exercise of any other right, power, or privilege hereunder.

8. No Unlawful Interest. Notwithstanding anything herein to the contrary, payment of any interest or other amount hereunder shall not be required if such payment would be unlawful. In any such event, this Note shall automatically be deemed amended so that interest charges and all other payments required hereunder, individually and in the aggregate, shall be equal to but not greater than the maximum permitted by law.

9. Miscellaneous. No modification, rescission, waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by Company and Lender. This Note may be assigned by Lender at any time without the consent of Company. The Company and Lender each hereby submit to the personal jurisdiction of any court located within the State of Nevada and waive any and all rights to raise lack of personal jurisdiction as a defense in any action, suit or proceeding in connection with this Note or any related matter. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Nevada, without reference to conflicts of law provisions of such state.

[Signature Page Follows]

IN WITNESS WHEREOF, Company and Lender have executed this Note as of December 24, 2014

THE COMPANY:

Creative Edge Nutrition, Inc.
President
By:Bill Chaaban
Its:____________________________
Notice Address *29235 STEPHENSON HIGHWAY STE 206 Madison Heights, MI 48071*

LENDER:

Bill Chaaban

By:Bill Chaaban
Its:____________________________
Notice Address: 32787 stephenson hwy, Madison Heights, MI 48071

[Signature page to Promissory Note]

PROMISSORY NOTE

Due Date: 6/29/15 Dated as of 01/03/15

FOR VALUE RECEIVED, CEN BioTech a division of Creative Edge Nutrition, Inc., a Nevada Based Company ("Company"), hereby promises to pay to the order of Bill Chaaban, an individual ("Lender"), or such other person as may be designated by Lender to Company in writing, the aggregate principal amount of up to $80,000.00, together with interest on the unpaid principal amount, upon the terms and conditions set forth in this promissory note ("Note").

1. Draw Down. The Company may, subject in each instance to Lender's satisfaction of Company's financial condition, draw upon amounts up to $80,000.00, which shall be made available by Lender until the Due Date set forth above, for use as operating capital and for general corporate purposes (the outstanding drawn down amounts referred as "Principal"). For clarification purposes, the outstanding Principal as of the date hereof is January 03, 2015 and interest shall be deemed to have accrued on such outstanding amount beginning on January 03, 2015 ("Date of First Funding").

2. Payment Terms. Payment can be made at anytime, company shall make a payment to Lender equal to the interest on the Principal then outstanding that has accrued since the date of the last payment made by Company (or in the case of the first payment, since the Date of First Funding). On the Due Date, Company shall make a final payment to Lender in an amount equal to the Principal balance then outstanding and any accrued but unpaid interest. All payments pursuant to this Note shall be made in lawful money of the United States of America. For the avoidance of doubt, Payment shall be credited first to any past due interest payments, then any interest payment due at the time of such payment, and then to any Principal that is outstanding at the time of such payment, subject to the early payment provisions set forth below.

3. Interest. Interest on the outstanding portion of Principal of this Note shall accrue at a rate of Ten percent (10%) per annum.

4. Events of Default; Remedies.

4.1. Events of Default. The following shall constitute events of default (collectively "Events of Default" and individually an "Event of Default"):

(i) Company fails to pay when due any Principal or interest.

(ii) The occurrence of any of the following events with respect to Company: (A) the making of an assignment for the benefit of creditors; (B) the appointment of a receiver or trustee for all or any substantial portion of Company's assets; or (C) the commencement of proceedings in bankruptcy or any other proceedings for arrangement or reorganization of Company's debts under any state or federal law, whether instituted by or against it.

4.2. Remedies. Upon the occurrence of an Event of Default, Company shall pay on demand the then outstanding Principal and accrued interest thereon, and all costs of collection, legal expenses, and reasonable attorneys' fees incurred or paid by Lender in collecting.or enforcing this Note or the note holder may have his payment in stock at a 50% discount to market.

5. No Waiver in Certain Circumstances. No course of dealing of Lender nor any failure or delay by Lender to exercise any right, power, or privilege under this Note shall operate as a waiver and any single or partial exercise of any such right, power, or privilege shall not preclude any later exercise or any exercise of any other right, power, or privilege hereunder.

8. No Unlawful Interest. Notwithstanding anything herein to the contrary, payment of any interest or other amount hereunder shall not be required if such payment would be unlawful. In any such event, this Note shall automatically be deemed amended so that interest charges and all other payments required hereunder, individually and in the aggregate, shall be equal to but not greater than the maximum permitted by law.

9. Miscellaneous. No modification, rescission, waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by Company and Lender. This Note may be assigned by Lender at any time without the consent of Company. The Company and Lender each hereby submit to the personal jurisdiction of any court located within the State of Nevada and waive any and all rights to raise lack of personal jurisdiction as a defense in any action, suit or proceeding in connection with this Note or any related matter. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Nevada, without reference to conflicts of law provisions of such state.

[Signature Page Follows]

IN WITNESS WHEREOF, Company and Lender have executed this Note as of January 03, 2015

THE COMPANY:

CEN Biotech Inc.
President
By:Bill Chaaban
Its:__________________________
Notice Address *2o North Rear Rd, Lakeshore, Canada NOR1KO*

LENDER:

Bill Chaaban

By:Bill Chaaban
Its:__________________________
Notice Address: 32787 stephenson hwy, Madison Heights, MI 48071

[Signature page to Promissory Note]

PROMISSORY NOTE

Due Date: 6/29/15

Dated as of 01/12/15

FOR VALUE RECEIVED, CEN BioTech a division of Creative Edge Nutrition, Inc., a Nevada Based Company ("Company"), hereby promises to pay to the order of Bill Chaaban, an individual ("Lender"), or such other person as may be designated by Lender to Company in writing, the aggregate principal amount of up to $50,000.00, together with interest on the unpaid principal amount, upon the terms and conditions set forth in this promissory note ("Note").

1. Draw Down. The Company may, subject in each instance to Lender's satisfaction of Company's financial condition, draw upon amounts up to $50,000.00, which shall be made available by Lender until the Due Date set forth above, for use as operating capital and for general corporate purposes (the outstanding drawn down amounts referred as "Principal"). For clarification purposes, the outstanding Principal as of the date hereof is January 12, 2015 and interest shall be deemed to have accrued on such outstanding amount beginning on January 12, 2015 ("Date of First Funding").

2. Payment Terms. Payment can be made at anytime, company shall make a payment to Lender equal to the interest on the Principal then outstanding that has accrued since the date of the last payment made by Company (or in the case of the first payment, since the Date of First Funding). On the Due Date, Company shall make a final payment to Lender in an amount equal to the Principal balance then outstanding and any accrued but unpaid interest. All payments pursuant to this Note shall be made in lawful money of the United States of America. For the avoidance of doubt, Payment shall be credited first to any past due interest payments, then any interest payment due at the time of such payment, and then to any Principal that is outstanding at the time of such payment, subject to the early payment provisions set forth below.

3. Interest. Interest on the outstanding portion of Principal of this Note shall accrue at a rate of Ten percent (10%) per annum.

4. Events of Default; Remedies.

4.1. Events of Default. The following shall constitute events of default (collectively "Events of Default" and individually an "Event of Default"):

(i) Company fails to pay when due any Principal or interest.

(ii) The occurrence of any of the following events with respect to Company: (A) the making of an assignment for the benefit of creditors; (B) the appointment of a receiver or trustee for all or any substantial portion of Company's assets; or (C) the commencement of proceedings in bankruptcy or any other proceedings for arrangement or reorganization of Company's debts under any state or federal law, whether instituted by or against it.

4.2. Remedies. Upon the occurrence of an Event of Default, Company shall pay on demand the then outstanding Principal and accrued interest thereon, and all costs of collection, legal expenses, and reasonable attorneys' fees incurred or paid by Lender in collecting.or enforcing this Note or the note holder may have his payment in stock at a 50% discount to market.

5. No Waiver in Certain Circumstances. No course of dealing of Lender nor any failure or delay by Lender to exercise any right, power, or privilege under this Note shall operate as a waiver and any single or partial exercise of any such right, power, or privilege shall not preclude any later exercise or any exercise of any other right, power, or privilege hereunder.

8. No Unlawful Interest. Notwithstanding anything herein to the contrary, payment of any interest or other amount hereunder shall not be required if such payment would be unlawful. In any such event, this Note shall automatically be deemed amended so that interest charges and all other payments required hereunder, individually and in the aggregate, shall be equal to but not greater than the maximum permitted by law.

9. Miscellaneous. No modification, rescission, waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by Company and Lender. This Note may be assigned by Lender at any time without the consent of Company. The Company and Lender each hereby submit to the personal jurisdiction of any court located within the State of Nevada and waive any and all rights to raise lack of personal jurisdiction as a defense in any action, suit or proceeding in connection with this Note or any related matter. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Nevada, without reference to conflicts of law provisions of such state.

[Signature Page Follows]

IN WITNESS WHEREOF, Company and Lender have executed this Note as of January 12, 2015

THE COMPANY:

CEN Biotech Inc.
President
By:Bill Chaaban
Its:____________________
Notice Address 2o North Rear Rd, Lakeshore, Canada N0R1K0

LENDER:

Bill Chaaban

By:Bill Chaaban
Its:____________________
Notice Address: 32787 stephenson hwy, Madison Heights, MI 48071

[Signature page to Promissory Note]

PROMISSORY NOTE

Due Date: 6/29/15

Dated as of 01/29/15

FOR VALUE RECEIVED, CEN BioTech a division of Creative Edge Nutrition, Inc., a Nevada Based Company ("Company"), hereby promises to pay to the order of Bill Chaaban, an individual ("Lender"), or such other person as may be designated by Lender to Company in writing, the aggregate principal amount of up to $50,000.00, together with interest on the unpaid principal amount, upon the terms and conditions set forth in this promissory note ("Note").

1. Draw Down. The Company may, subject in each instance to Lender's satisfaction of Company's financial condition, draw upon amounts up to $50,000.00, which shall be made available by Lender until the Due Date set forth above, for use as operating capital and for general corporate purposes (the outstanding drawn down amounts referred as "Principal"). For clarification purposes, the outstanding Principal as of the date hereof is January 29, 2015 and interest shall be deemed to have accrued on such outstanding amount beginning on January 29, 2015 ("Date of First Funding").

2. Payment Terms. Payment can be made at anytime, company shall make a payment to Lender equal to the interest on the Principal then outstanding that has accrued since the date of the last payment made by Company (or in the case of the first payment, since the Date of First Funding). On the Due Date, Company shall make a final payment to Lender in an amount equal to the Principal balance then outstanding and any accrued but unpaid interest. All payments pursuant to this Note shall be made in lawful money of the United States of America. For the avoidance of doubt, Payment shall be credited first to any past due interest payments, then any interest payment due at the time of such payment, and then to any Principal that is outstanding at the time of such payment, subject to the early payment provisions set forth below.

3. Interest. Interest on the outstanding portion of Principal of this Note shall accrue at a rate of Ten percent (10%) per annum.

4. Events of Default; Remedies.

4.1. Events of Default. The following shall constitute events of default (collectively "Events of Default" and individually an "Event of Default"):

(i) Company fails to pay when due any Principal or interest.

(ii) The occurrence of any of the following events with respect to Company: (A) the making of an assignment for the benefit of creditors; (B) the appointment of a receiver or trustee for all or any substantial portion of Company's assets; or (C) the commencement of proceedings in bankruptcy or any other proceedings for arrangement or reorganization of Company's debts under any state or federal law, whether instituted by or against it.

4.2. Remedies. Upon the occurrence of an Event of Default, Company shall pay on demand the then outstanding Principal and accrued interest thereon, and all costs of collection, legal expenses, and reasonable attorneys' fees incurred or paid by Lender in collecting.or enforcing this Note or the note holder may have his payment in stock at a 50% discount to market.

5. No Waiver in Certain Circumstances. No course of dealing of Lender nor any failure or delay by Lender to exercise any right, power, or privilege under this Note shall operate as a waiver and any single or partial exercise of any such right, power, or privilege shall not preclude any later exercise or any exercise of any other right, power, or privilege hereunder.

8. No Unlawful Interest. Notwithstanding anything herein to the contrary, payment of any interest or other amount hereunder shall not be required if such payment would be unlawful. In any such event, this Note shall automatically be deemed amended so that interest charges and all other payments required hereunder, individually and in the aggregate, shall be equal to but not greater than the maximum permitted by law.

9. Miscellaneous. No modification, rescission, waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by Company and Lender. This Note may be assigned by Lender at any time without the consent of Company. The Company and Lender each hereby submit to the personal jurisdiction of any court located within the State of Nevada and waive any and all rights to raise lack of personal jurisdiction as a defense in any action, suit or proceeding in connection with this Note or any related matter. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Nevada, without reference to conflicts of law provisions of such state.

[Signature Page Follows]

IN WITNESS WHEREOF, Company and Lender have executed this Note as of January 29, 2015

THE COMPANY:

CEN Biotech Inc.
President
By:Bill Chaaban
Its:____________________
Notice Address *2o North Rear Rd, Lakeshore, Canada N0R1K0*

LENDER:

Bill Chaaban

By:Bill Chaaban
Its:____________________
Notice Address: 32787 stephenson hwy, Madison Heights, MI 48071

[Signature page to Promissory Note]

PROMISSORY NOTE

Due Date: 2/17/16 Dated as of 02/17/15

FOR VALUE RECEIVED, CEN BioTech a division of Creative Edge Nutrition, Inc., a Nevada Based Company ("Company"), hereby promises to pay to the order of Bill Chaaban, an individual ("Lender"), or such other person as may be designated by Lender to Company in writing, the aggregate principal amount of up to $36,900.00 , together with interest on the unpaid principal amount, upon the terms and conditions set forth in this promissory note ("Note").

1. Draw Down. The Company may, subject in each instance to Lender's satisfaction of Company's financial condition, draw upon amounts up to $36,900.00, which shall be made available by Lender until the Due Date set forth above, for use as operating capital and for general corporate purposes (the outstanding drawn down amounts referred as "Principal"). For clarification purposes, the outstanding Principal as of the date hereof is February 17, 2015 and interest shall be deemed to have accrued on such outstanding amount beginning on February 17, 2015 ("Date of First Funding").

2. Payment Terms. Payment can be made at anytime, company shall make a payment to Lender equal to the interest on the Principal then outstanding that has accrued since the date of the last payment made by Company (or in the case of the first payment, since the Date of First Funding). On the Due Date, Company shall make a final payment to Lender in an amount equal to the Principal balance then outstanding and any accrued but unpaid interest. All payments pursuant to this Note shall be made in lawful money of the United States of America. For the avoidance of doubt, Payment shall be credited first to any past due interest payments, then any interest payment due at the time of such payment, and then to any Principal that is outstanding at the time of such payment, subject to the early payment provisions set forth below.

3. Interest. Interest on the outstanding portion of Principal of this Note shall accrue at a rate of Ten percent (10%) per annum.

4. Events of Default; Remedies.

4.1. Events of Default. The following shall constitute events of default (collectively "Events of Default" and individually an "Event of Default"):

(i) Company fails to pay when due any Principal or interest.

(ii) The occurrence of any of the following events with respect to Company: (A) the making of an assignment for the benefit of creditors; (B) the appointment of a receiver or trustee for all or any substantial portion of Company's assets; or (C) the commencement of proceedings in bankruptcy or any other proceedings for arrangement or reorganization of Company's debts under any state or federal law, whether instituted by or against it.

4.2. Remedies. Upon the occurrence of an Event of Default, Company shall pay on demand the then outstanding Principal and accrued interest thereon, and all costs of collection, legal expenses, and reasonable attorneys' fees incurred or paid by Lender in collecting.or enforcing this Note or the note holder may have his payment in stock at a 50% discount to market.

5. No Waiver in Certain Circumstances. No course of dealing of Lender nor any failure or delay by Lender to exercise any right, power, or privilege under this Note shall operate as a waiver and any single or partial exercise of any such right, power, or privilege shall not preclude any later exercise or any exercise of any other right, power, or privilege hereunder.

8. No Unlawful Interest. Notwithstanding anything herein to the contrary, payment of any interest or other amount hereunder shall not be required if such payment would be unlawful. In any such event, this Note shall automatically be deemed amended so that interest charges and all other payments required hereunder, individually and in the aggregate, shall be equal to but not greater than the maximum permitted by law.

9. Miscellaneous. No modification, rescission, waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by Company and Lender. This Note may be assigned by Lender at any time without the consent of Company. The Company and Lender each hereby submit to the personal jurisdiction of any court located within the State of Nevada and waive any and all rights to raise lack of personal jurisdiction as a defense in any action, suit or proceeding in connection with this Note or any related matter. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Nevada, without reference to conflicts of law provisions of such state.

[Signature Page Follows]

IN WITNESS WHEREOF, Company and Lender have executed this Note as of February 17, 2015

THE COMPANY:

CEN Biotech Inc.
President
By:Bill Chaaban
Its:____________________________
Notice Address *2o North Rear Rd, Lakeshore, Canada NOR1KO*

LENDER:

Bill Chaaban

By:Bill Chaaban
Its:____________________________
Notice Address: 32787 stephenson hwy, Madison Heights, MI 48071

[Signature page to Promissory Note]

PROMISSORY NOTE

Due Date: 2/29/16 Dated as of 02/29/15

FOR VALUE RECEIVED, CEN BioTech a division of Creative Edge Nutrition, Inc., a Nevada Based Company ("Company"), hereby promises to pay to the order of Bill Chaaban, an individual ("Lender"), or such other person as may be designated by Lender to Company in writing, the aggregate principal amount of up to $20,000.00 usd, together with interest on the unpaid principal amount, upon the terms and conditions set forth in this promissory note ("Note").

1. Draw Down. The Company may, subject in each instance to Lender's satisfaction of Company's financial condition, draw upon amounts up to $20,000.00 usd, which shall be made available by Lender until the Due Date set forth above, for use as operating capital and for general corporate purposes (the outstanding drawn down amounts referred as "Principal"). For clarification purposes, the outstanding Principal as of the date hereof is February 29, 2015 and interest shall be deemed to have accrued on such outstanding amount beginning on February 29, 2015 ("Date of First Funding").

2. Payment Terms. Payment can be made at anytime, company shall make a payment to Lender equal to the interest on the Principal then outstanding that has accrued since the date of the last payment made by Company (or in the case of the first payment, since the Date of First Funding). On the Due Date, Company shall make a final payment to Lender in an amount equal to the Principal balance then outstanding and any accrued but unpaid interest. All payments pursuant to this Note shall be made in lawful money of the United States of America. For the avoidance of doubt, Payment shall be credited first to any past due interest payments, then any interest payment due at the time of such payment, and then to any Principal that is outstanding at the time of such payment, subject to the early payment provisions set forth below.

3. Interest. Interest on the outstanding portion of Principal of this Note shall accrue at a rate of Ten percent (10%) per annum.

4. Events of Default; Remedies.

4.1. Events of Default. The following shall constitute events of default (collectively "Events of Default" and individually an "Event of Default"):

(i) Company fails to pay when due any Principal or interest.

(ii) The occurrence of any of the following events with respect to Company: (A) the making of an assignment for the benefit of creditors; (B) the appointment of a receiver or trustee for all or any substantial portion of Company's assets; or (C) the commencement of proceedings in bankruptcy or any other proceedings for arrangement or reorganization of Company's debts under any state or federal law, whether instituted by or against it.

4.2. Remedies. Upon the occurrence of an Event of Default, Company shall pay on demand the then outstanding Principal and accrued interest thereon, and all costs of collection, legal expenses, and reasonable attorneys' fees incurred or paid by Lender in collecting.or enforcing this Note or the note holder may have his payment in stock at a 50% discount to market.

5. No Waiver in Certain Circumstances. No course of dealing of Lender nor any failure or delay by Lender to exercise any right, power, or privilege under this Note shall operate as a waiver and any single or partial exercise of any such right, power, or privilege shall not preclude any later exercise or any exercise of any other right, power, or privilege hereunder.

8. No Unlawful Interest. Notwithstanding anything herein to the contrary, payment of any interest or other amount hereunder shall not be required if such payment would be unlawful. In any such event, this Note shall automatically be deemed amended so that interest charges and all other payments required hereunder, individually and in the aggregate, shall be equal to but not greater than the maximum permitted by law.

9. Miscellaneous. No modification, rescission, waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by Company and Lender. This Note may be assigned by Lender at any time without the consent of Company. The Company and Lender each hereby submit to the personal jurisdiction of any court located within the State of Nevada and waive any and all rights to raise lack of personal jurisdiction as a defense in any action, suit or proceeding in connection with this Note or any related matter. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Nevada, without reference to conflicts of law provisions of such state.

[Signature Page Follows]

IN WITNESS WHEREOF, Company and Lender have executed this Note as of February 29, 2015

THE COMPANY:

CEN Biotech Inc.
President
By:Bill Chaaban
Its:________________________
Notice Address *2o North Rear Rd, Lakeshore, Canada NOR1KO*

LENDER:

Bill Chaaban

By:Bill Chaaban
Its:________________________
Notice Address: 32787 stephenson hwy, Madison Heights, MI 48071

[Signature page to Promissory Note]